UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 25, 2017

CATALYST PHARMACEUTICALS, INC.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	001-33057	76-0837053
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

355 Alhambra Circle Suite 1250 Coral Gables, Florida		33134
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (305) 420-3200

Not Applicable

Former Name or Former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02(e)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Company’s 2017 Annual Meeting of Stockholders held on May 25, 2017, Patrick J. McEnany, Philip H. Coelho, Charles B. O’Keeffe, David S. Tierney, Richard J. Daly and Donald A. Denkhaus were elected to the Company’s Board of Directors to serve until the 2018 Annual Meeting of Stockholders or until their successor is duly elected and qualified, or until their earlier death, resignation or removal.

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 25, 2017, the Company held its Annual Meeting of Stockholders at the Hyatt Regency Coral Gables, 50 Alhambra Plaza, Coral Gables, Florida. The final voting results on the matters considered at the meeting are as follows:

1.	Election of Directors:

Name	Votes For	Votes Withheld	Broker Non-Votes
Patrick J. McEnany	32,138,470	373,092	36,638,614
Philip H. Coelho	32,123,604	387,958	36,638,614
Charles B. O’Keeffe	32,133,665	377,897	36,638,614
David S. Tierney	32,128,018	383,544	36,638,614
Richard J. Daly	31,988,632	522,930	36,638,614
Donald A. Denkhaus	32,130,554	381,008	36,638,614

2.	Approval of an amendment to the Company’s 2014 Stock Incentive Plan increasing the shares available for issuance under the plan by 3 million shares:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
29,667,830	2,278,579	565,153	36,638,614

3.	Approval of the Company’s Stockholder’s Rights Plan:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
27,348,628	5,080,854	82,080	36,638,614

4.	Ratification of the selection of Grant Thornton, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017:

Votes For	Votes Against	Votes Abstained
68,432,581	241,998	475,597

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Amendment No. 2 to the Company’s 2014 Stock Incentive Plan (incorporated by reference to Annex A to the Company’s 2017 Annual Meeting Proxy Statement dated April 14, 2017)

10.2	Rights Agreement, dated September 20, 2011, between the Company and Continental Stock Transfer and Trust Company, as amended by that certain Amendment No. 1 to Rights Agreement, dated as of September 19, 2016, between the Company and Continental Stock Transfer and Trust Company (incorporated by reference to Annex B to the Company’s 2017 Annual Meeting Proxy Statement dated April 14, 2017)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Catalyst Pharmaceuticals, Inc.

By: /s/ Alicia Grande
Alicia Grande
Vice President, Treasurer and Chief Financial Officer

Dated: May 26, 2017

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